UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2014
______________

CoroWare, Inc.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 108th Avenue Northeast Suite 1900
Bellevue, WA 98004
(Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

  On April 4, 2014, the Board of Directors of CoroWare, Inc., a Delaware corporation (the "Company") authorized the execution of that certain Settlement Agreement and Stipulation dated April 2, 2014 (the "Settlement Agreement") with IBC Funds LLC, a Nevada limited liability company ("IBC Funds").

 The Company had certain payables outstanding due and owing to creditors aggregating $96,800.00 (collectively, the "Payables"). IBC Funds purchased the Payables from their respective holders and subsequently filed a claim against the Company in the Circuit Court of the Twelfth Judicial Circuit in and for Sarasota County, Florida for the payment of the Payables. Thus, the Company and IBC Funds desired to resolve and settle the Payables and entered into the Settlement Agreement.

 On or about the dates listed below in Table 1, IBC Funds delivered conversion notices to the Company (the "Conversion Notice") to convert, pursuant to the Settlement Agreement, portions of the amount of Payables into shares of common stock. The shares of common stock were exempt from registration under the Securities Act of 1933, as amended, in reliance upon Section 3(a)(10).

The Board of Directors determined it was in the best interests of the Company and its shareholders to enter into the Settlement Agreement and resulting issuance of shares pursuant to Section 3(a)(10) in order to ensure the successful operational aspects of the Company within the next six months and to accelerate the possibility of generation of revenue from multiple sources.

TABLE 1

Date of Conversion	Dollar Amount	Number of Shares Issued
April 4, 2014	7,500.00	50,000,000
April 17, 2014	11,250.00	75,000,000
April 22, 2014	7,500.00	75,000,000
April 28, 2014	7,500.00	75,000,000
May 1, 2014	7,500.00	75,000,000
May 5, 2014	7,500.00	75,000,000
May 9, 2014	17,500.00	175,000,000
May 15, 2014	25,000.00	250,000,000

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(a)
The Board of Directors of the Company approved and authorized the issuance of an aggregate 850,000,000 shares of restricted common stock of the Company at various per share prices based upon a 50% discount of the lowest trading price over the prior twenty days from the dates of conversion.. The aggregate  850,000,000 shares of common stock were issued in the amounts and on or about the dates listed in Table 1 found in Item 1.01 above, and in accordance with the terms and provisions of the Settlement Agreement. All of the issuances in Table 1 were issued to IBC Funds in reliance on Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

(b)
On or about the dates and in the amounts listed below in Table 2, convertible note holders were issued an aggregate of 7,577,592,311 common shares pursuant to conversions of various promissory notes which were convertible into shares of common stock. The shares of common stock were exempt from registration under the Securities Act of 1933, as amended, in reliance upon Section 4(a)(2) of the Securities Act.

TABLE 2

Date of Conversion	Dollar Amount	Number of Shares Issued
January 14, 2014	743.74	1,180,551.00
January 14, 2014	1,040.00	1,155,556.00
January 15, 2014	2,023.46	2,248,289.00
January 16, 2014	1,180.00	1,180,000.00
January 17, 2014	2,920.00	2,246,154.00
January 20, 2014	16,500.00	15,784,216.00
January 21, 2014	851.76	1,351,993.00
January 23, 2014	100,000.00	60,606,061.00
January 28, 2014	5,600.00	4,524,412.00
January 29, 2014	2,911.36	4,621,204.00
January 29, 2014	2,920.00	2,246,154.00
January 29, 2014	4,600.00	4,600,000.00
February 4, 2014	2,470.00	2,245,455.00
February 4, 2014	1,380.07	1,122,009.00
February 6, 2014	2,695.00	2,245,833.00
February 6, 2014	13,410.22	10,728,176.00
February 7, 2014	9,802.25	5,241,846.00
February 10, 2014	7,513.59	8,348,434.00
February 11, 2014	1,905.00	2,241,176.00
February 12, 2014	8,432.06	12,972,400.00
February 13, 2014	1,615.00	2,243,056.00
February 13, 2014	3,344.38	6,825,274.00
February 14, 2014	824.60	1,178,000.00
February 20, 2014	1,570.00	2,242,857.00
February 20, 2014	3,355.00	4,792,857.00
February 20, 2014	1,181.63	1,298,495.00
February 20, 2014	8,534.70	14,224,500.00
February 20, 2014	1,791.09	7,164,360.00
February 21, 2014	4,947.00	8,245,000.00
February 24, 2014	8,410.00	17,893,617.00
February 24, 2014	6,309.18	6,933,163.00
February 26, 2014	5,030.00	12,897,436.00
February 26, 2014	4,088.00	10,618,094.00
February 27, 2014	10,500.00	10,500,000.00
February 27, 2014	10,617.03	21,234,060.00
February 27, 2014	7,000.00	14,000,000.00
March 3, 2014	5,720.00	17,875,000.00
March 6, 2014	4,800.00	16,000,000.00
March 17, 2014	5,115.60	24,360,027.00
March 7, 2014	3,500.00	14,000,000.00
March 7, 2014	5,820.00	16,628,571.00
March 10, 2014	3,498.79	16,660,907.00
March 10, 2014	3,750.00	17,857,143.00
March 10, 2014	6,138.58	24,554,320.00
March 11, 2014	6,435.00	16,500,000.00
March 11, 2014	5,650.00	18,833,333.00
March 11, 2014	8,480.07	16,627,587.00
March 12, 2014	3,370.54	8,642,417.00
March 13, 2014	5,000.00	14,285,714.00
March 13, 2014	2,910.00	13,857,143.00
March 14, 2014	7,785.06	9,500,000.00

March 14, 2014	7,100.00	20,000,000.00
March 17, 2014	7,480.00	24,933,333.00
March 17, 2014	7,350.00	24,500,000.00
March 18, 2014	11,690.98	47,041,280.00
March 19, 2014	4,500.00	18,000,000.00
March 19, 2014	9,980.00	33,266,667.00
March 20, 2014	3,750.00	17,857,143.00
March 20, 2014	18,585.06	36,441,302.00
March 21, 2014	11,195.00	37,316,667.00
March 21, 2014	7,855.50	37,407,186.00
March 21, 2014	3,685.50	9,450,000.00
March 24, 2014	1,650.00	7,857,143.00
March 24, 2014	8,900.00	29,666,667.00
March 24, 2014	8,900.00	43,333,333.00
March 24, 2014	15,257.00	43,591,429.00
March 25, 2014	2,100.00	10,000,000.00
March 25, 2014	5,500.00	18,333,333.00
March 25, 2014	9,306.12	18,247,302.00
March 25, 2014	13,880.93	27,217,508.00
March 26, 2014	15,231.00	50,770,000.00
March 27, 2014	10,368.00	34,560,000.00
March 27, 2014	1,430.00	6,809,524.00
March 27, 2014	16,160.00	46,171,428.00
March 27, 2014	28,244.93	56,489,861.00
March 27, 2014	16,370.00	54,566,667.00
March 27, 2014	10,368.00	34,560,000.00
March 27, 2014	19,485.00	54,887,324.00
March 27, 2014	28,244.93	56,489,861.00
March 27, 2014	25,434.79	101,739,160.00
March 28, 2014	13,015.89	61,980,447.00
March 31, 2014	11,700.00	39,000,000.00
March 31, 2014	3,300.00	11,000,000.00
March 31, 2014	10,550.00	35,166,667.00
April 1, 2014	2,070.00	6,900,000.00
April 2, 2014	3,882.21	9,954,400.00
April 2, 2014	24,700.00	82,333,333.00
April 3, 2014	8,664.00	24,754,286.00
April 3, 2014	3,300.00	11,000,000.00
April 4, 2014	26,880.00	89,600,000.00
April 4, 2014	10,500.00	50,000,000.00
April 4, 2014	42,936.59	171,746,360.00
April 4, 2014	44,145.89	88,291,784.00
April 4, 2014	25,700.00	85,666,667.00
April 7, 2014	24,000.00	80,000,000.00
April 8, 2014	53,715.86	107,431,710.00
April 8, 2014	14,013.00	46,710,000.00
April 8, 2014	21,000.00	70,000,000.00
April 10, 2014	61,420.90	245,683,600.00
April 11, 2014	15,330.00	73,000,000.00
April 11, 2014	42,250.00	140,833,333.00
April 14, 2014	36,500.00	121,666,666.00

April 14, 2014	16,713.56	111,423,710.00
April 14, 2014	3,352.00	10,476,000.00
April 15, 2014	64,074.90	160,187,239.00
April 17, 2014	12,775.00	63,875,000.00
April 17, 2014	33,609.00	168,045,000.00
April 22, 2014	31,800.00	187,058,824.00
April 24, 2014	29,250.00	195,000,000.00
April 23, 2014	16,000.00	94,117,647.00
April 25, 2014	10,000.00	100,000,000.00
April 30, 2014	14,000.00	116,666,667.00
May 2, 2014	20,441.50	182,402,709.00
May 2, 2014	20,630.00	206,300,000.00
April 23, 2014	25,000.00	147,058,823.00
April 30, 2014	11,023.00	55,115,690.00
April 29, 2014	19,500.00	150,000,000.00
April 29, 2014	3,549.74	11,092,940.00
May 8, 2014	21,459.00	429,180,000.00
May 12, 2014	10,333.00	295,229,948.00
May 12, 2014	18,333.00	183,000,000.00
May 14, 2014	6,375.00	255,000,000.00
May 15, 2014	30,978.51	619,570,200.00
May 27, 2014	8,925.00	255,000,000.00
May 29, 2014	25,120.00	251,200,000.00
June 4, 2014	14,100.57	141,005,693.00

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: September 5, 2014	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer